Exhibit 10.1

                          THIRD MODIFICATION AGREEMENT

            This THIRD MODIFICATION AGREEMENT (hereinafter the "Modification") dated as of June 1, 2005, by and between

                  FIVE STAR GROUP, INC., a corporation of the State of Delaware with its principal corporate place of business at 903 Murray Road, East Hanover, Morris County, New Jersey 07936 with its mailing address at 903 Murray Road, P.O. Box 1960, East Hanover, Morris County, New Jersey 07936 (hereinafter referred to as "BORROWER")

                                       and

                  FLEET CAPITAL CORPORATION, a corporation organized and existing under the laws of the State of Rhode Island with offices at Mail Stop NJ RP 46703E, 750 Walnut Avenue, Third Floor, Cranford, New Jersey 07016 (being hereinafter referred to as "LENDER")


                                 WITNESSES THAT:

        (1) WHEREAS, on or about June 20, 2003, BORROWER and LENDER entered into a certain Loan and Security Agreement (such certain Loan and Security Agreement being hereinafter referred to as the "2003 Loan Agreement"); (2) WHEREAS, the 2003 Loan Agreement was amended by an instrument of modification dated as of May 28, 2004 and entitled "First Modification Agreement";

        (3) WHEREAS, the 2003 Loan Agreement was again amended by an instrument of modification dated as of March 22, 2005 and entitled "Second Modification Agreement";

        (4) WHEREAS, the 2003 Loan Agreement as amended by the First Modification Agreement and the Second Modification Agreement is hereinafter referred to as the "Loan Agreement";

        (5) WHEREAS, pursuant to the Loan Agreement, BORROWER received approval to borrow up to $28,000,000 from LENDER in the form of a revolving loan with $30,800,000 being available during the period from March 22, 2005 to June 30, 2005 (reverting back to $28,000,000 on July 1, 2005), such revolving loan is called the "Revolving Loan" in the Loan Agreement and, except as hereby amended, such term to have the same meaning herein that it has in the Loan Agreement;

        (6) WHEREAS, the Loan Agreement matures on June 30, 2008;

        (7) WHEREAS, in order to secure BORROWER's payment and performance obligations under the Loan Agreement, BORROWER provided LENDER with Collateral as more fully defined and set forth in the Loan Agreement (such Collateral being hereinafter referred to as the "Collateral", such term to have the same meaning herein that it has in the Loan Agreement);

        (8) WHEREAS, BORROWER has requested that LENDER modify the Loan Agreement so that:

              (a) the maximum amount that can be borrowed under the Revolving
                  Loan be permanently increased to $35,000,000; and

              (b) the Inventory sublimit be increased from $16,500,000 to
                  $18,000,000 and the Inventory advance rate be increased to 60%; and

              (c) LENDER memorialize the aforesaid change by a written
                  modification of the Loan Agreement;

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     (9) WHEREAS, LENDER is willing to do the foregoing, but only if the conditions contained in this Modification are satisfied;

     (10) WHEREAS, in order to induce LENDER to enter into this Modification, BORROWER is willing to execute this Modification and comply with the provisions hereof;

     (11) WHEREAS, BORROWER represents that its execution of this Modification and its performance of the covenants and terms contained herein will inure to its economic benefit and will be in furtherance of its corporate purposes;

                  NOW, THEREFORE, in consideration of the premises and the covenants contained in this Modification and for other good and valuable consideration, BORROWER and LENDER do hereby agree as follows:


                                   ARTICLE I
                         AMENDMENT OF THE LOAN AGREEMENT

     1.1 Unless otherwise specifically defined herein, all terms defined in
Article I of the Loan Agreement shall have the same meanings herein as those given therein.

     1.2 The definition of "Agreement" set forth in Section 1.8 of the Loan Agreement is hereby amended as follows (it being intended that any time the term "Agreement" appears in the Loan Agreement, that term shall collectively mean all of the following):

              (a) the Loan Agreement; as amended by

              (b) the First Modification; as amended by

              (c) this Modification; as amended by

              (d) all extensions, modifications (including without limitation modifications increasing or decreasing the amount of the Revolving Loan or any other financial accommodation or facility now or hereafter provided hereunder), refinancings, renewals, substitutions, replacements and/or redatings thereof.

     1.3 The definition of "Lending Formula" set forth in Section 1.40 of the Loan Agreement is hereby amended as follows (it being intended to reflect the facts that (1) the maximum amount of the Revolving Loan has been hereby permanently increased to $35,000,000 and (2) any time the term "Lending Formula" appears in the Loan Agreement, that term shall mean the Lending Formula set forth below):

     1.40 "LENDING FORMULA" means the lesser of:

                                            (a) $35,000,000 LESS in all cases
                                    the "Swap Reserve" (i.e., the amount
                                    approximating the marked to market exposure from time to time of LENDER or LENDER's Affiliate under the Master Agreement), such "Swap Reserve" to be instituted only if BORROWER's Fixed Charge Coverage (as defined in Article V below) is less than 1.13 to 1.0 as at any testing date which said Article V fixes for such covenant; or

                                            (b) the total of the "loan value" of
                                    Eligible Receivables PLUS the "loan value" of Eligible Inventory.

     1.4 The definition of "Loan Value" set forth in Section 1.45 of the Loan Agreement is hereby amended as follows (it being intended to reflect the fact


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that (1) the Inventory sublimit has been increased from $16,500,000 to
$18,000,000 and (2) the advance rate has been increased to 60% and (3) any time the term "Loan Value" appears in the Loan Agreement, that term shall collectively mean all of the following):

                           1.45     "LOAN VALUE" means:
                                            (a) As it relates to Eligible
                                    Receivables: Eligible Receivables shall
                                    normally have a "loan value" of eighty
                                    percent (80%) of such Eligible Receivables, provided, however, that LENDER in good faith and in the exercise of its reasonable commercial judgment may on prior notice to BORROWER fix the aforesaid advance rate at some lesser percentage; or

                                            (b) As it relates to Eligible
                                    Inventory: Eligible Inventory shall normally have a "loan value" of up to the lesser of $18,000,000 or 60% of the value of Eligible Inventory, provided, however, that LENDER in good faith and in the exercise of its reasonable commercial judgment may on prior notice to BORROWER fix the aforesaid "loan value" at some lesser amount or percentage.

     1.5 Section 2.9(d) of the Loan Agreement is hereby amended as follows (it being intended to make the provisions of this Section consistent with the permanent increase in the Revolving Loan to $35,000,000):


                            2.9(d) Termination Charges. At the effective date of termination of this Agreement for any reason (and whether by LENDER or by BORROWER), BORROWER shall pay to LENDER (in addition to the then outstanding principal, accrued interest and other charges owing under the terms of this Agreement and any of the other Loan Documents and in addition to any amounts payable under Section 2.10) as a premium or liquidated damages for the loss of the bargain and not as a penalty, the following amount:

                                            (1) If termination occurs during the
                                     period commencing on June 1, 2005 and
                                     ending on June 30, 2005, BORROWER shall pay a prepayment premium equal to $350,000 (i.e., 1% of the maximum potential amount [$35,000,000] that could be borrowed under the Revolving Loan during such period).

                                            (2) If termination occurs during the
                                     period commencing on July 1, 2005, and
                                     ending on June 30, 2006, BORROWER shall pay a prepayment premium equal to $350,000 (i.e., 1% of the maximum potential amount [$35,000,000] that could be borrowed under the Revolving Loan during such period).

                                            (3) If termination occurs during the
                                     period commencing on July 1, 2006, and
                                     ending on June 30, 2007, BORROWER shall pay a prepayment premium equal to $262,500 (i.e., 3/4% of the maximum potential amount [$35,000,000] that could be borrowed under the Revolving Loan during such period).

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                                            (4) If termination occurs during the
                                     period commencing on July 1, 2007, and
                                     ending on June 29, 2008, BORROWER shall pay a prepayment premium equal to $175,000 (i.e., 1/2% of the maximum potential amount [$35,000,000] that could be borrowed under the Revolving Loan during such period).

     1.6 Section 2.11(a) of the Loan Agreement is hereby amended as follows (it being intended to reflect the fact that the March 22, 2005 "master" Revolving Note has been restated and amended and replaced by a note dated as of even date herewith in the face amount of $35,000,000):

                           (a) The Revolving Loan is evidenced by BORROWER's certain master $35,000,000 (face amount) promissory revolving note dated as of June 1, 2005, and made payable to the order of LENDER. The amounts due under such note shall be payable as provided in this Agreement.





                                   ARTICLE II
              RESTATEMENT/SUBSTITUTION OF "MASTER" REVOLVING NOTE

     2.1 BORROWER agrees to execute on the date hereof a "master" restated and amended Revolving Note, such note to be dated as of even date herewith and be entitled (in part) "Restated and Amended Promissory Note" and be in the face amount of $35,000,000 so as to evidence the amendments to the Revolving Loan and the Loan Documents which are made and effected by this Modification.

     2.2 BORROWER foregoing $35,000,000 "master" Restated and Amended Revolving Note restates, replaces and substitutes for the "master" Revolving Note executed by BORROWER and dated as of June 1, 2005.

     2.3 BORROWER's foregoing "master" Restated and Amended Revolving Note, together with all extensions, modifications (including without limitation modifications increasing or decreasing the amount thereof or any financial accommodation provided thereunder), refinancings, renewals, substitutions, replacements and/or redatings thereof, together with the Loan Agreement and the records of LENDER described in the Loan Agreement, constitute and are the "REVOLVING NOTE" as such term is used in the Loan Agreement.


                                  ARTICLE III
                                  MISCELLANEOUS

     3.1 All of the Loan Documents described and defined in the Loan Agreement shall be deemed to be amended in manner consistent hereto and conforming herewith.

     3.2 On and after the date hereof, the rights and obligations of LENDER and BORROWER shall be determined by reference to the Loan Agreement and the other aforementioned Loan Documents as amended by this Modification and as amended from time to time hereafter.

     3.3 (a) In order to induce LENDER to enter into this Modification and to perform its obligations hereunder, BORROWER reaffirms all of the representations and warranties which BORROWER made in the Loan Agreement and BORROWER hereby makes and gives each and all such representations and warranties directly to LENDER.

     (b) All such representations and warranties remain true and accurate as of the date hereof.



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     (c) All such representations and warranties shall survive the execution and delivery of this Modification.


     3.4 As a condition of this Modification, BORROWER shall deliver to LENDER:

              (a) this Modification;

              (b) BORROWER's "master" Restated and Amended Revolving Note dated as of even date herewith and entitled (in part) "Restated and Amended Promissory Note" and in the face amount of $35,000,000;

              (c) enabling corporate resolutions of BORROWER;

              (d) the consent of FIVE STAR PRODUCTS, INC. (formerly known as
                  AMERICAN DRUG COMPANY, INC., and the "Guarantor" named in the Loan Agreement;;

              (e) the consent of JL DISTRIBUTORS, INC. (the "Seller" named in the Loan Agreement);

              (f) enabling corporate resolutions of the aforesaid "Guarantor";
                  and (g) enabling corporate resolutions of the aforesaid "Seller".

        3.5 (a) BORROWER agrees that, as of the opening of business on June 1, 2005, there was now due and outstanding on the Revolving Loan the principal sum of $25,718,639.20 in direct and attributed Revolving Loan borrowings (accrued interest, if any, for the month of May 2005, having been paid in full).

        (b) BORROWER agrees that there exist no defenses, recoupments, setoffs, counterclaims or any other claims or charges against the amounts due to LENDER under the Revolving Loan or the Loan Agreement.


        (c) BORROWER agrees that there exist no claims or charges against any actions or inactions of LENDER in extending the Loan Agreement or in making disbursements under the Loan Agreement or in otherwise administering the Loan Agreement.

        3.6 EXCEPT AS SPECIFICALLY SET FORTH IN THIS MODIFICATION, NOTHING IN THIS MODIFICATION IS INTENDED TO IN ANY WAY ALTER OR AFFECT THE TERMS AND PROVISIONS OF THE LOAN AGREEMENT, INCLUDING BUT NOT LIMITED TO BORROWER'S PAYMENT AND PERFORMANCE OF THE REVOLVING LOAN.


        3.7 NOTHING IN THIS MODIFICATION IS INTENDED TO IN ANY WAY RELEASE OR LESSEN THE COLLATERAL GIVEN TO SECURE THE PAYMENT AND THE PERFORMANCE OF THE LOAN AGREEMENT, TH E REVOLVING LOAN AND THE OTHER LIABILITIES (AS DEFINED IN THE LOAN AGREEMENT) OF BORROWER TO LENDER.

        3.8 (a) BORROWER shall pay the legal expenses of LENDER for the preparation of this Modification, plus disbursements.

        (b) BORROWER shall promptly pay such expenses within 7 days from BORROWER's receipt of the bill therefor and, if not so paid, BORROWER hereby authorizes LENDER to effect payment of such expenses in the manner specified in the Authorization to Charge set forth in the Loan Agreement.

        3.9 This Modification may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Modification by facsimile shall be as effective as delivery of a manually executed counterpart of this Modification.



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                  IN WITNESS WHEREOF, BORROWER and LENDER have caused this
Modification Agreement to be executed by their respective duly authorized officers as of the date and year first above written.


ATTEST:                                     FIVE STAR GROUP, INC.


                                            By:
-----------------------------------         -----------------------------------
Lydia DeSantis, Corporate Secretary         Steve Schilit, Exec. Vice President



                                            FLEET CAPITAL CORPORATION


                                            By:
                                               --------------------------------
                                             ohn Leifer, Vice President


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